Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ending September 30, 2017, of EP Energy Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kyle A. McCuen, Vice President, Interim Chief Financial Officer and Treasurer, certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kyle A. McCuen
Kyle A. McCuen
Vice President, Interim Chief Financial
Officer and Treasurer
EP Energy Corporation

Date: November 3, 2017

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.